INCOME TAXES - Significant components of Company's net deferred tax assets and liability (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred Tax Asset
Net-operating loss carryforward	$ 11,429	$ 8,001
Stock-based compensation	1,795	909
Others	(52)	107
Total Deferred Tax Assets	13,172	9,017
Valuation Allowance	(13,172)	(9,017)
Deferred Tax Asset, Net of Allowance	$ 0	$ 0